Exhibit 99.2

 Q3 2020 Earnings Presentation  October 23, 2020

 Safe Harbor Statements  Forward-Looking StatementsAll statements, other than statements of historical fact, included in this presentation and any oral statements made regarding the subject matter of this presentation that address activities, events, or developments that Reliant Bancorp, Inc. (“Reliant” or the “Company”) expects, believes, or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s response to the coronavirus (COVID-19) pandemic and the Company’s strategy for 2020. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others: (1) the global health and economic crisis precipitated by the coronavirus (COVID-19) pandemic, (2) actions taken by governments, businesses, and individuals in response to the coronavirus (COVID-19) pandemic, (3) the pace of recovery when the coronavirus (COVID-19) pandemic subsides, (4) the possible recurrence of the coronavirus (COVID-19), (5) changes in political conditions or the legislative or regulatory environment, including governmental initiatives affecting the financial services industry such as, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act, (6) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (7) increased levels of other real estate, primarily as a result of foreclosures, (8) the impact of liquidity needs on our results of operations and financial condition, (9) competition from financial institutions and other financial service providers, (10) the effect of interest rate increases on the cost of deposits, (11) unanticipated weakness in loan demand or loan pricing, (12) greater than anticipated adverse conditions in the national economy or local economies in which we operate, including in Middle Tennessee, (13) lack of strategic growth opportunities or our failure to execute on available opportunities, (14) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (15) economic crises and associated credit issues in industries most impacted by the coronavirus (COVID-19) pandemic, including the restaurant, hospitality, and retail sectors, (16) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (17) our ability to effectively manage problem credits, (18) our ability to successfully implement efficiency initiatives on time and with the results projected, (19) our ability to successfully develop and market new products and technology, (20) the impact of negative developments in the financial industry and United States and global capital and credit markets, (21) our ability to attract or retain the services of key personnel, (22) our ability to adapt to technological changes, (23) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (24) the vulnerability of computers and information technology systems and networks of Reliant Bank (the “Bank”), and the systems and networks of third parties with whom the Company or the Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (25) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (26) adverse impacts (including costs, fines, reputational harm, and/or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (27) the risk that expected cost savings and revenue synergies from (a) the merger of the Company and Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction”) or (b) the merger of the Company and First Advantage Bancorp (“FABK”) (the “FABK Transaction” and, together with the TCB Holdings Transaction, collectively, the “Transactions”), may not be realized or may take longer than anticipated to be realized, (28) the effect of the Transactions on our customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of the Company’s common stock, (29) the risk that the businesses and operations of TCB Holdings and its subsidiaries and of FABK and its subsidiaries cannot be successfully integrated with the business and operations of the Company and its subsidiaries or that integration will be more costly or difficult than expected, (30) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (31) reputational risk associated with and the reaction of our customers, suppliers, employees, or other business partners to the Transactions, (32) the risk associated with Company management’s attention being diverted away from the day-to-day business and operations of the Company to the integration of the Transactions, and (33) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.  Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and, therefore, are considered non-GAAP financial measures. Members of the Company’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of the Company believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management of the Company also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from the manner in which measures with similar names are calculated by other companies. You should understand how other companies calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.  The non-GAAP financial measures contained in this presentation include, without limitation, adjusted net income, adjusted return on average assets (adjusted ROAA), average tangible common equity, adjusted return on average tangible common equity (adjusted ROATCE), adjusted (quarterly) earnings per share, adjusted return on average equity (adjusted ROAE), adjusted net interest rate spread, adjusted net interest margin, tangible assets, tangible common equity, tangible book value per share (TBVPS), tangible common equity to tangible assets (TCE/TA), return on average tangible common equity (ROATCE), adjusted non-interest expense, adjusted efficiency ratio, and allowance for loan losses plus unaccreted loan purchase discounts.  1

     Pandemic - Our Response to COVID-19    EmployeesEnsuring Health and Safety of our Team Members    CommunitiesHelping the Communities we Serve          PromiseMeet needs through actions tailored after the bank’s core values  MissionMaintain Banking ServicesPreserve Capital Control Expenses    CommunitiesHelping the Communities we Serve          CommunitiesHelping the Communities we Serve  Remain focused on delivering the bank’s promise to grow a community of friends - one relationship at a time, as we provide essential services to our neighbors and partner with local non-profits to serve our communitiesDeployed and continue monitoring federal guidelines for effective protocol, including social distancing, to prevent the spread of the virusImplemented enhanced cleaning procedures with sterilization and provided protective gear, including hand sanitizer, masks, plexi-shields in customer facing areas and infrared thermometers  Mapped out a phased reopening plan to restore Reliant to pre-pandemic status. This plan has remained adaptable and fluid based on market data (tracking number of COVID cases) and state and local guidelines. Reopening plans remain flexible to allow smart operational decisions that ensure we protect each other, our customers and local communities.Delivered service at all branches via drive thru facilities and lobby visits by appointment. ATMs are continually replenished and accessible at all locations. Remote ATM access is also available at over 32,000 surcharge-free ATMs nationwide through the MoneyPass® network.Suspended share repurchase program during 2020Suspended new capital projectsReviewing branch networkSuspended non-essential business travelLimited non-essential discretionary expenditures  As we continue to navigate this unprecedented time, our commitment and focus on Reliant’s mission remains unchanged — to inspire and empower our employees, deliver exceptional customer experiences and give back to our communities through involvement and outreach. This duty includes taking quick action to preserve capital and liquidity and aggressively manage and control unwarranted expenses.  Our employees and customers depend on us to do the right things, so we tailored our action plan after the bank’s values with a special focus on communication, which is provided via email, internal and external website blogs and virtual CEO Townhall meetings. Each of these channels are used to provide bank updates and aid options as they become available.  2  2

   Pandemic - Our Response to COVID-19 (Cont’d)    EmployeesEnsuring Health and Safety of our Team Members    CommunitiesHelping the Communities we Serve            CommunitiesHelping the Communities we Serve          CommunitiesHelping the Communities we Serve  Adjusted our business model to implement telework for employees whose job functions can be executed remotely, including virtual meetings using teleconferencing, Teams, Zoom and Go To MeetingReinvented employee training modules for virtual deliveryExtended coverage of First Stop Health Benefit to all employees – even those not enrolled in Reliant’s group medical plan – to provide virtual medical advice and assistanceEmployees with symptoms or who may have been exposed to the virus are asked to stay home – with full payGifted $500 bonus to each non-executive employee, in appreciation of the continued efforts to ensure we maintain servicing to our customers and communities during the unprecedented pandemic  As a trusted financial advisor, we continue to extend credit and are working directly with our customers impacted by the COVID-19 pandemic to defer payments, modify loan and repayment terms, assist with overdraft/late fees, provide flexibility with early CD withdrawals and otherwise provide assistance.   Promise (cont’d)Meet needs through actions tailored after the bank’s core values  We are serving as a participating lender with SBA’s Paycheck Protection Program (PPP) giving our small business customers access to critical funds. To date, Reliant’s PPP stats reflect: 893 active PPP borrowers$83,289,903 in PPP loans$3,295,755 in PPP loan feesHardship relief for Reliant credit card holders, including waiver of late fees and the availability of payment deferrals for up to three months.  Trusted AdvisorWorking directly with those impacted by COVID-19 pandemic and providing financial support  24/7 Mobile App  Online Banking/Bill Pay  24/7 ATMs  Tap-To Pay  24/7 Telephone Banking  Debit & Credit Cards  3  3

 Pandemic - Our Response to COVID-19 (Cont’d)    EmployeesEnsuring Health and Safety of our Team Members    CommunitiesHelping the Communities we Serve            CommunitiesHelping the Communities we Serve          CommunitiesHelping the Communities we Serve  We have increased efforts to educate customers about digital and alternative options that allow them to bank remotely, including:   Trusted Advisor (cont.)Working directly with those impacted by COVID-19 pandemic and providing financial support  24/7 Mobile App  Online Banking/Bill Pay  24/7 ATMs  Tap-To-Pay  24/7 Telephone Banking  Debit & Credit Cards  Increased access, education and awareness have resulted in growth in digital channel usage by clients:    Mobile Deposits  36.6%    Q2 2019* vs Q2 2020**  Total Dollars  $9,987,467 vs $13,640,650    Online Transfers  53%    Q2 2019* vs Q2 2020**  Total Dollars  $389,255,454 vs $595,477,186    ATM Deposits  65.3%    Q2 2019* vs Q2 2020**  Total Dollars  $1,864,314 vs $3,081,314    Online Transfers  26.2%    Q2 2019* vs Q2 2020**  Total Items  97,792 vs 123,363    Mobile Deposits  20.3%    Q2 2019* vs Q2 2020**  Total Items  14,054 vs 16,912     Branch Transactions  28.1%    Q2 2019* vs Q2 2020**  Total Items  709,025 vs 509,783   * 2019 Includes figures for Reliant Bank, Community Bank & Trust and First Advantage Bank.** 2020 Includes figures from the combined bank.  4  4

# Financial Highlights & Results

## Quarterly Highlights for Q3 2020

- Reported EPS for the third quarter of 2020 was $0.69 per diluted common share on net income of $11.5 million. Third quarter 2020 net income included $3.9 million of purchase accounting accretion ($0.23 increase to EPS).
- Pre-tax, pre-provision income (excluding merger costs) was $15.9 million for the third quarter of 2020.(2)
- Net interest margin declined 4 bps from June 30, 2020 but remains strong at 4.54% at September 30, 2020. When $3.9 million of purchase accounting accretion is excluded, adjusted net interest margin is 3.98%, up 17 bps from June 30, 2020.(2)
- Loan provision expense for the third quarter of 2020 was $1.5 million, primarily attributed to continued uncertainty around risk factors related to the COVID-19 pandemic. Allowance for loan loss and unaccreted purchase loan discounts comprised 1.64% of gross loans held for investment at September 30, 2020.(2) There were no net charge-offs in the third quarter.
- Noninterest-bearing demand deposits continued to grow faster than overall deposits, accounting for 21.0% of all deposits at September 30, 2020. Cost of funds declined 12 basis points from the linked quarter to 79 basis points.
- Bank-segment non-interest expense was $16.1 million for the third quarter of 2020, a decrease of $0.4 million from the second quarter of 2020, as merger cost savings and other cost control measures tempered expenses.(4)

## Financial Results

| | Three months ended September 30, 2020 |
|---|---|
| **Net Income ($mm)** | **$11.53** |
| **Pre-Tax Pre-Provision Income ($mm) (1)(2)** | **$15.91** |
| *Bank Segment PTPP Income ($mm) (1)(2)* | $15.88 |
| **Diluted EPS** | **$0.69** |
| *Adjusted Diluted EPS (1)(2)* | $0.70 |
| **ROAA** | **1.54 %** |
| **GAAP Efficiency Ratio** | **55.6 %** |
| *Bank Segment Adjusted Efficiency Ratio (1)(2)* | 48.6 % |
| **Net Interest Margin** | **4.54 %** |
| *Adjusted Net Interest Margin (2)* | 3.98 % |
| **ROATCE (2)** | **19.42 %** |
| **ROAE** | **15.32 %** |
| **TBVPS (2)** | **$14.65** |
| **Total Loans Held for Investment ($mm) (3)** | **$2,358** |
| **Total Deposits ($mm)** | **$2,566** |
| **TCE / TA (2)** | **8.18 %** |

Reliant BANCORP, INC.

Note: Core figures exclude mortgage subsidiary financials and one-time merger expenses.
(1) Adjusted for merger expenses.
(2) Non-GAAP figures. Refer to appendix for "reconciliation of non-GAAP financial measures."
(3) Gross figure, net of unearned income.
(4) Bank segment excludes RMV results.

5

            Bank Segment Pre-Tax, Pre-Provision Income Continues to Expand  Note: $ in thousands, unless otherwise specified. Data as of or for the three months ended each respective quarter. Adjusted figures exclude RMV results and merger expense. Non-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures.”  6  3Q20 net interest income includes $3.9 million of purchase accounting accretion. 2Q20 net interest income includes $5.2 million of purchase accounting accretion.2Q20 noninterest income increased by $338 thousand gain on sale of securities and OREO.   Excludes merger expense of $78 thousand in 3Q20, $2.6 million in 2Q20, and $299 thousand in 3Q19Q2 20 NIE increased by FABK acquisition increasing salary expense, occupancy and IT costs  6                 % Change from     30-Sep-20    30-Jun-20    30-Sep-19    Highlights    Net Interest Income  $29,729  1.1%  113.7%  Noninterest Income  $2,218  2.0%  61.3%  Total Revenue  $31,947  1.1%  109.0%  Adjusted Noninterest Expense (1)  $16,065  -2.2%  65.2%  Adjusted Pre-Tax, Pre-Provision Income (1)  $15,882  4.8%  185.7%

 Adjustments due to merger expenses, net of tax                  Bank Segment Performance Continues to Improve   Bank Segment Net Income (1, 2, 3)  Source: Company documentsNote: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Bank segment results exclude RMV results. Please note, RMV results are included in consolidated financial results, with any loss netted out as non-controlling interest in subsidiary.Does not include merger expense. Refer to appendix for “reconciliation of non-GAAP financial measures.”Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.”  Bank Segment Net Interest Income (1, 3)  Bank Segment Non-Interest Expense (1, 2, 3)              Adj. NIM(3):  Adjusted Efficiency(1, 3):    7    3.91%  3.88%   3.67%   3.44%   3.42%   3.81%   3.98%                             $32.0   $33.8   $53.0   $55.3   $13.9   $29.4   $29.7   $ -  $10  $20  $30  $40  $50  $60  2016  2017  2018  2019  3Q'19  2Q'20  3Q'20

 Diverse Deposit Portfolio Mix  Cost of IB Deposits:  Cost of Funds:  Note: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Reflects consolidated numbers for Reliant Bancorp, Inc.  Wholesale and Other Purchased Funds  0.49%   0.73%   1.15%   1.67%   1.76%  0.99%   0.82%  0.40%   0.61%   0.96%   1.42%   1.50%  0.79%   0.62%  0.43%   0.66%   1.07%   1.48%   1.54%  0.91%   0.79%  Total Deposits    CAGR: 38.1%  % of Total Deposits:            Wt. Avg. Cost:  Wt. Avg. Duration (Months):  2.10%   1.85%   1.13%   0.37%   0.28%             2.2   2.0   2.0   3.9  4.1  Cost of Total Deposits:  8                        51.2%   57.4%   34.7%   17.5%   15.2%   41.0%   30.7%   48.9%   48.0%   41.9%   7.8%   11.9%   16.3%   34.5%   42.9%   $493   $391   $345   $352   $380   $0  $100  $200  $300  $400  $500  $600  3Q'19  4Q'19  1Q'20  2Q'20  3Q'20      Brokered Time Deposits      State of TN CDs      Institutional CDs

 Balancing Growth and Profitability                Coupon + Fees:  Loan Portfolio (1)  Notes:$ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter or twelve months ended each respective year. Does not include loans held for sale.Increase in Consumer & Other loans at June 30, 2020 due to acquisition of $177.0 million of Manufactured Housing chattel loans from First Advantage Bank.    CAGR: 40.0%  Loan Yields  (2)  9

 Well Capitalized and Strong Liquidity Position  Source: Company documents, SNL FinancialNote: Data as of or for the three months ended each respective quarter. Chart and table reflect numbers for Reliant Bank (excludes holding company)Estimated figures only as regulatory Call Report has not been finalized Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures”.Cash balance adjusted by transit items.Net of current advances.  (1)  (2)  (4)  (3)  10      Liquidity Sources   ($mm)  Mar-20  Jun-20  Sep-20  Cash and Due From Banks  $47  $79  $85  Unpledged investments  256  194  219  Total on-balance sheet  $304  $273  $304  Other Secondary available sources:  FHLB capacity  $137  $288  $313  Unsec.borrowing capacity  98  98  98  Line of Credits  20  20  20  Current available funds  1,342  992  984  Totals  $1,901  $1,671  $1,719  Total Assets   $2,178  $2,990  $3,045                TCE / TA  9.3%  9.4%  8.2%  7.9%  8.2%  Tier 1   Leverage  9.6%  10.3%  10.6%  10.2%  10.5%                                                            11.3%   12.0%   12.1%   11.7%   12.3%   0.9%   0.8%   0.9%   0.8%   0.8%   12.2%   12.8%   13.0%   12.5%   13.1%   5.0%  7.0%  9.0%  11.0%  13.0%  15.0%  3Q'19  4Q'19  1Q'20  2Q'20  3Q'20  As a % of Risk Weighted Assets      CET 1 Capital      Tier 2 Capital

 Delivering Shareholder Value  Reported and Adjusted Quarterly Diluted EPS(1)  Tangible Book Value per Share(1)  Reported and Adjusted ROAA(1)  Reported and Adjusted ROATCE(1)  Source: Company documentsNote: Data as of or for the three months ended each respective quarter. (1) Non-GAAP figures. Refer to appendix for “reconciliation of non-GAAP financial measures.”    Reported Metrics    Adjustments due to merger expenses  11                    9.57%   9.67%   (0.48%)  14.04%   19.42%   0.65%   2.63%   7.03%   3.69%   0.10%   10.22%   12.30%   6.55%   17.73%   19.52%   (3.00%)  0.00%  3.00%  6.00%  9.00%  12.00%  15.00%  18.00%  21.00%  Q3'19  Q4'19  Q1 '20  Q2 '20  Q3 '20                    0.88%   0.88%   (0.04%)  1.07%   1.54%   0.06%   0.24%   0.58%   0.28%   0.94%   1.12%   0.54%   1.35%   1.55%   (0.20%)  0.00%  0.20%  0.40%  0.60%  0.80%  1.00%  1.20%  1.40%  1.60%  Q3'19  Q4'19  Q1 '20  Q2 '20  Q3 '20

 Disciplined Credit Culture  Allowance for Loan Loss + Purchase Discounts(1)  Net Charge-Offs (Recoveries) / Average Loans(2)  Nonperforming Assets / Total Assets  Source: Company documentsNote: Data as of or for the three months ended each respective quarter.Non-GAAP figure. Refer to appendix for “reconciliation of non-GAAP financial measures.”Data has been annualized   12                (0.01%)  0.03%   0.09%   (0.02%)  (0.02%)  (0.10%)  0.00%  0.10%  Q3'19  Q4'19  Q1'20  Q2'20  Q3'20                        0.16%   0.12%   0.14%   0.15%   0.09%   0.05%  0.35%   0.26%   0.19%   0.39%   0.32%   0.00%  0.15%  0.30%  0.45%  Q3'19  Q4'19  Q1'20  Q2'20  Q3'20      Legacy Reliant Bank      Acquired (FABK)      Retired Facilities

 Diversified Lending Platform  C&D Portfolio  Commercial Real Estate Portfolio  Source: S&P Global Market Intelligence, Company documentsNote: $ in millions, unless otherwise specified. Data as of or for the three months ended each respective quarter.                      Outstanding balance as a % of Total Capital  13    323.3%  322.5%  318.9%  305.1%  297.3%                                          5%   7%   6%   9%   9%   5%   5%   5%   6%   6%   11%   11%   9%   6%   6%   23%   21%   22%   20%   20%   20%   19%   20%   18%   18%   19%   21%   20%   16%   15%   4%   4%   6%   9%   9%   11%   12%   12%   16%   17%   $366   $395   $462   $635   $626   $0  $50  $100  $150  $200  $250  $300  $350  $400  $450  $500  $550  $600  $650  Q3'19  Q4'19  Q1'20  Q2'20  Q3'20      Non-RE-secured CRE      Self-storage Properties      Retail - Single Credit      Retail - Non-anchored Tenant      Office - General      Hospitality      Multifamily      Other

 14  Hospitality Portfolio – Granular Portfolio with Conservative Credit Profile  Source: Company documentsNote: Data as of or for the three months ended September 30, 2020 (1) Represents committed loan amount.  Local vs. National (1)  Term vs. Construction (1)  Portfolio Highlights  Hotel Flags (1)  4.87% of Total Portfolio(1)Portfolio totals as of Q3 ’20: Term: $96.1 million, 27 borrowers with an average loan size of $3.6 millionConstruction: 5 projects totaling $45.7 million with $13.0 million fundedPrimarily limited-service national franchisesStrong LTVs and DSCRsWeighted average LTV – 58.88% Weighted average DSCR – 2.23xNo nonperforming loans in segment; 0.0% charge-offs in 2019Average seasoning of 61 monthsAll secured by first liens on real estate and FFE     ($mm)    Local    National    Total Outstanding  $7.5   $101.6   Total Committed   $7.5   $134.4   Avg. LTV  62%   59%   Avg. DSCR  2.24x   1.76x

 15  Retail CRE Portfolio  Source: Company documentsNote: Data as of or for the three months ended September 30, 2020 Represents committed loan amounts.  Total $93.7 million  Total $124.4 million  Portfolio Statistics  Burger King  Non-Owner-Occupied by Property Type (1)   Term vs. Construction (1)  Portfolio Highlights  Construction by Property Type (1)  No past dues in categories at 9/30/2020No charge-offs in categories in 2019 or YTD 2020Retail Anchored Tenants (Primarily Publix, CVS, Large National Retailers) Avg. Loan Size - $3.3 million Committed Balance - $29.5 millionAvg. DSC – 1.35xAvg. LTV – 56.6%Retail Non-Anchored Tenants - 107 CustomersAvg. Loan Size - $1.04 million Committed Balance - $159.8 millionAvg. DSC – 2.34xAvg. LTV – 66.4%Retail Single Credit Tenant (Largest Concentration – Dollar General, AT&T)Committed Balance - $38.6 million Avg. DSC – 1.35xAvg. LTV – 61.61%  DSCR and ‘Other’ brand numbers under progress  Show % of total  Show % of total  TBU  TBU – Restaurant Data

 16  Providing Relief to Customers - Loan Modifications  Modification levels subsided substantially in the third quarter      Initial Mod Request through May 31, 2020    Second Mod Request – September 30, 2020        Modifications  % of Total  Modifications  % of Total  C&I     $34,851  1.54%  $1,448  0.06%  Church / Consumer / Medical    24,809  1.10%  -  -  CRE     291,232  12.90%  6,179  0.26%  Hospitality     96,047  4.25%  14,211  0.61%  Multifamily     14,757  0.65%  -  -  Restaurant     54,067  2.39%  -  -  Manufactured Housing    14,887  0.66%  -  -  Total Modifications    $530,650  23.50%  $21,838  0.93%              Portfolio Total     $2,258,390 (1)     $2,338,064 (2)    ($ in thousands)  Source: Company information(1) As of March 31, 2020 – Reliant and FABK combined on a proforma basis.As of September 30, 2020.The Information presented reflects loan modifications granted on or before September 30, 2020. Additional loan modification requests may be received following September 30, 2020, and the actual numbers of loan modifications granted may be higher or lower than the numbers presented in this performance measure.  (3)

# Our Strategy for 2020

- Hire selectively to prepare for future growth
- Build out and optimize digital channel
- Pursue coveted M&A opportunities
- Ongoing focus on asset quality, organic earning-asset generation, and improved funding mix
- Leverage market presence in new markets as well as markets gained through acquisitions
- Align management structure for $3-5 billion company
- COVID-19 response:
  - Focus on employees, customers and communities
  - Support our customers through participation in the PPP loan and Main Street Lending Facility programs
  - Prudently monitor credit environment and capital ratios
  - Capital preservation – share repurchase suspended, ongoing evaluation of dividends
  - Rigorous review of non-interest expense
  - Review branch network

Reliant BANCORP, INC.
17

 Appendix

# Reconciliation of Non-GAAP Financial Measures

## Reliant Bancorp, Inc. Adjusted Net Income, Adjusted Return on Average Assets, Average Tangible Common Equity, Adjusted Return on Average Tangible Common Equity, Adjusted Earnings Per Share and Adjusted Return on Average Equity

| | Quarter Ended, | | | | |
|---|---|---|---|---|---|
| *(Dollars in thousands, except per share data)* | September 30, 2019 | December 31, 2019 | March 31, 2020 | June 30, 2020 | September 30, 2020 |
| **Net Income (Loss) Attributable to Common Shareholders** | $4,000 | $4,133 | ($215) | $7,868 | $11,531 |
| **Non-Core Items:** | | | | | |
| Merger expenses | 299 | 1,301 | 4,186 | 2,632 | 78 |
| Tax effect of adjustments to net income | (27) | (173) | (1,032) | (565) | (20) |
| **Adjusted net income attributable to common shareholders** | $4,272 | $5,261 | $2,939 | $9,935 | $11,589 |
| **Average Assets** | $1,806,455 | $1,883,723 | $2,178,418 | $2,948,366 | $2,981,687 |
| **Adjusted Return on Average Assets** | 0.94 % | 1.11 % | 0.54 % | 1.36 % | 1.55 % |
| **Average Tangible Common Equity** | $165,847 | $169,561 | $180,426 | $225,374 | $236,223 |
| **Adjusted Return on Average Tangible Common Equity** | 10.22 % | 12.31 % | 6.55 % | 17.73 % | 19.52 % |
| **Diluted Weighted Average Common Shares** | 11,177,367 | 11,189,302 | 11,895,020 | 16,529,080 | 16,649,673 |
| **Adjusted Quarterly Earnings Per Share** | $0.38 | $0.47 | $0.25 | $0.60 | $0.70 |
| **Average Stockholders' Equity** | $217,087 | $220,567 | $241,899 | $288,961 | $299,435 |
| **Adjusted Return on Average Equity** | 7.81 % | 9.46 % | 4.87 % | 13.83 % | 15.40 % |

Reliant BANCORP, INC.

19

 20  Reconciliation of Non-GAAP Financial Measures  Reliant Bancorp, Inc. Adjusted Net Interest Spread and Adjusted Net Interest Margin    Fiscal Year Ended December 31,    Quarter Ended,    September 30,  June 30,  September 30,  (Dollars in thousands, except per share data)  2016    2017    2018    2019    2019    2020    2020    Tax Equivalent Net Interest Rate Spread  $34,702  $37,339  $56,898  $58,830  $14,287  $31,117  $31,643  Non-Core Items:  Purchase accounting adjustments  (2,033)  (859)  (1,665)  ($1,785)  (383)  (5.232)  (3,868)  Adjusted Net Interest Rate Spread  $32,669  $36,480  $55,233  $57,045  $14,107  $25,106  $27,775  Total Earning Assets (Average Balance)  $835,337  $939,947  $1,505,748  $1,660,049  $1,669,482  $2,734,898  $2,771,917  Adjusted NIM  3.91%  3.88%  3.67%  3.44%  3.42%  3.81%  3.98%

# Reconciliation of Non-GAAP Financial Measures

## Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets, Tangible Book Value per Share and Return on Average Tangible Common Equity

| | Quarter Ended, | | | | |
|---|---|---|---|---|---|
| *(Dollars in thousands, except per share data)* | September 30, 2019 | December 31, 2019 | March 31, 2020 | June 30, 2020 | September 30, 2020 |
| **Tangible Assets** | | | | | |
| Total Assets | $1,855,815 | $1,898,467 | $2,177,788 | $2,990,126 | $3,044,512 |
| Less: Goodwill | 43,642 | 43,642 | 50,723 | 51,058 | 51,506 |
| Less: Core deposit intangibles | 7,507 | 7,270 | 10,486 | 12,293 | 11,820 |
| **Tangible Assets** | $1,804,666 | $1,847,555 | $2,116,579 | $2,926,775 | $2,981,186 |
| **Tangible Common Equity** | | | | | |
| Total Common equity | $219,652 | $223,753 | $234,672 | $295,543 | $307,086 |
| Less: Goodwill | 43,642 | 43,642 | 50,723 | 51,058 | 51,506 |
| Less: Core deposit intangibles | 7,507 | 7,270 | 10,486 | 12,293 | 11,820 |
| **Tangible Common Equity** | $168,503 | $172,841 | $173,463 | $232,192 | $243,760 |
| **Average Tangible Common Equity** | | | | | |
| Average shareholders' equity | $217,087 | $220,567 | $241,899 | $288,961 | $299,435 |
| Less: Average goodwill | 43,642 | 43,642 | 50,723 | 51,058 | 51,108 |
| Less: Average core deposit intangibles | 7,598 | 7,364 | 10,750 | 12,529 | 12,104 |
| **Average Tangible Common Equity** | $165,847 | $169,561 | $180,426 | $225,374 | $236,223 |
| **Common Shares Outstanding** | 11,195,062 | 11,206,254 | 12,014,495 | 16,631,604 | 16,634,572 |
| **Tangible Book Value per Share** | $15.05 | $15.42 | $14.44 | $13.96 | $14.65 |
| **Tangible Common Equity / Tangible Assets** | 9.34 % | 9.36 % | 8.20 % | 7.93 % | 8.18 % |
| **Net Income Attributable to Common Shareholders** | $4,000 | $4,133 | ($215) | $7,868 | $11,531 |
| **Return on Average Tangible Common Equity** | 9.57 % | 9.67 % | (0.48) % | 14.04 % | 19.42 % |

Reliant BANCORP, INC.

21

 22  Reconciliation of Non-GAAP Financial Measures  Reliant Bancorp, Inc. Bank Segment Profitability  Note: Bank Segment figures exclude mortgage subsidiary financials and one-time merger expenses    Quarter Ended     September 30,  June 30,  September 30,  (Dollars in thousands, except per share data)  2016    2017    2018    2019    2019    2020    2020    Adjusted Non-Interest Expense  Non-interest expense  $22,327  $25,524  $41,512  $42,382  $10,025  $16,143  Less: Merger expenses  (82)  (1,426)  (2,774)  (1,603)  (299)  ($78)  Adjusted Non-Interest Expense  $22,245  $24,098  $38,738  $40,779  $9,726  $16,433  $16,065  Average Assets  $864,010  $976,420  $1,619,478  $1,671,456  $1,788,184  $2,863,053  $2,878,034  Adjusted Non-Interest Expense / Average Assets  2.57%  2.47%  2.39%  2.44  2.16%  2.31%  2.22%                                      $19,065  ($2,632)

 23  Reconciliation of Non-GAAP Financial Measures  Reliant Bancorp, Inc. Bank Segment Pre-tax Pre-Provision Net Income  Note: Bank Segment figures exclude mortgage subsidiary financials and one-time merger expenses    Quarter Ended     September 30,  June 30,  September 30,  (Dollars in thousands, except per share data)  2019    2020    2020    Net Interest Income  $13,910  $29,729  Noninterest Income  1,375  2,218  Total Income  $15,285  $31,594  $31,947  Adjusted noninterest expense  $9,726  $16,065  Bank Segment Pre-Tax, Pre-Provision Income  $5,559  $15,882                    $29,420  2,174  $16,433  $15,161

# Reconciliation of Non-GAAP Financial Measures

## Reliant Bancorp, Inc. Bank Segment Adjusted Efficiency Ratio

| (Dollars in thousands, except per share data) | 2016 | 2017 | 2018 | 2019 | Quarter Ended<br>September 30, 2019 | Quarter Ended<br>June 30, 2020 | Quarter Ended<br>September 30, 2020 |
|---|---|---|---|---|---|---|---|
| **Operating Expense** | | | | | | | |
| Non-interest expense | $22,327 | $25,524 | $41,512 | $42,382 | $10,025 | $19,065 | $16,143 |
| Less: Merger expenses | (82) | (1,426) | (2,774) | (1,603) | (299) | ($2,632) | ($78) |
| **Operating Expense** | $22,245 | $24,098 | $38,738 | $40,779 | $9,726 | $16,433 | $16,065 |
| **Operating Revenue** | | | | | | | |
| Net interest income | $32,035 | $33,761 | $53,008 | $55,252 | $13,910 | $29,420 | $29,729 |
| Add: Tax equivalent adjustment for tax exempt interest income | 1,362 | 2,852 | 3,069 | 3,029 | 726 | 1,161 | 1,106 |
| Tax equivalent net interest income | $33,397 | $36,613 | $56,077 | $58,281 | $14,636 | $30,581 | $30,835 |
| Total noninterest income | 2,481 | 2,333 | 5,232 | 7,059 | 1,375 | 2,174 | 2,218 |
| Less: Loss/(Gain) on sale of securities available for sale | (36) | (59) | (43) | (1,451) | - | (327) | - |
| Less: Loss/(Gain) on sale of other real estate owned | (301) | (27) | (259) | (166) | - | (11) | 2 |
| Less: Loss/(Gain) on disposal of premises and equipment | - | 52 | (13) | - | - | - | 8 |
| **Operating Revenue** | $35,541 | $38,912 | $60,994 | $63,723 | $16,011 | $32,417 | $33,063 |
| **Adjusted Efficiency Ratio** | 62.6 % | 61.9 % | 63.5 % | 64.0 % | 60.8 % | 50.7 % | 48.6 % |

Reliant BANCORP, INC.

Note: Adjusted figures exclude RMV results and merger expense.

24

25    Reconciliation of Non-GAAP Financial Measures  Reliant Bancorp, Inc. ALLL + Unaccreted Loan Purchase Discounts    Quarter Ended,    September 30,  December 31,  March 31,  June 30,  (Dollars in thousands, except per share data)  2019    2019    2020    2020    2020    Acquired Loan Portfolio  Total Purchase Discounts  $3,326  $2,909  $4,586  $18,939  Allowance for Loan Losses  $12,291  $12,578  $15,121  $19,834  Allowance for Loan Losses + Purchase Discounts (Unaccreted)  $15,617  $15,487  $19,707  $38,773  Total Loans (net of unearned income)  $1,350,683  $1,409,952  $1,619,703  $2,357,898  Purchase Discounts as a % of Total Loans  %  0.25%  0.21%  0.29%  0.80  %  Allowance for Loan Losses as a % of Total Loans  %  0.91%  0.89%  0.93%  0.84  %  ALLL+Unaccreted Loan Purchase Discount as a % of Total Loans  %  1.16%  1.10%  1.22%  1.64  %                                                              September 30,  $21,939  $18,237  $40,176  $2,317,324  0.94  0.79  1.73